UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2001


                          Rachel's Gourmet Snacks, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                 Minnesota                               000-31317                            41-1766701
                 ---------                               ---------                            ----------
       (State or other jurisdiction of           (Commission File Number)        (I.R.S. Employer Identification No.)
       incorporation or organization)



            8120 Penn Avenue South, Suite 140, Bloomington, MN 55431
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 884-2305
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On December 28, 2001, the Registrant was informed by its manufacturer's representative that Target, Inc. ("Target") will be expanding distribution of its "Archer Farms" potato chip line, which the Registrant manufactures, to approximately 320 additional Target stores beginning in April of 2002, and approximately 30 additional SuperTarget stores by October of 2002. The Archer Farms line is currently distributed in approximately 62 SuperTarget stores and 80 Target stores.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Rachel's Gourmet Snacks, Inc.



                                           By: /s/ Lawrence J. Castriotta
                                               ---------------------------
Date: January 4, 2002                          Lawrence J. Castriotta
                                               Its Chief Executive Officer